Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Numerator:
Net income attributable to common shareholders	$ 289,549	$ 273,459	$ 72,822
Denominator:
Weighted average common shares outstanding-- basic	46,471	49,624	53,271
Dilutive share options, RSU and PSU	828	952	210
Weighted average common shares outstanding-- diluted	47,299	50,576	53,481
Net income attributable to common shareholders per common share
Basic	$ 6.23	$ 5.51	$ 1.37
Diluted	$ 6.12	$ 5.41	$ 1.36
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	345	334	1,674